UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  June 4, 2018

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)

                            301 Commercial Road, Unit D
      000-54582                  Golden, CO 80401           46-5221947
  -----------------      ------------------------------   ------------------
 (Commission File      (Address of Principal Executive   (IRS Employer
       Number)                 Offices and Zip Code       Identification Number)

                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 4, 2018, United Cannabis Corporation (the "Company") issued a convertible promissory note in the principal amount of $288,750 (the "Note") to Tangiers Global, LLC, ("Tangiers").

     The Note bears interest at 5% per year and matures on December 4, 2018. The Company received $275,000 in net proceeds from the Tangiers after deducting the $13,750 original issue discount.

     Tangiers is entitled, at its option, at any time, to convert all or any part of the outstanding and unpaid principal and accrued interest of the Note into shares of the Company's common stock. The number of shares to be issued upon any conversion will be determined by dividing the amount to be converted by 70% of the average of the two lowest trading prices of the Company's common stock during the 15 consecutive trading days prior to the date Tangiers elects to convert.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the Note. Tangiers is a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of the Note. Tangiers acquired the Note for its own account. The certificate representing the Note bears a restricted legend providing that it cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of the Note.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01 of this Report.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01 of this Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     UNITED CANNABIS CORPORATION


Dated:  June 21, 2018                By: /s/ Chad Ruby
                                         --------------------------------------
                                         Chad Ruby
                                         Chief Operating Officer